Neuberger Berman
Equity Funds(R)      SUPPLEMENT to the Prospectus dated December 19, 2003.
Trust Class

NEUBERGER BERMAN INTERNATIONAL FUND:

The following replaces the section entitled "Investor Expenses" on page 19 of the Prospectus:

     FEE TABLE

     SHAREHOLDER FEES
     (% of amount redeemed or exchanged)
     These are  deducted  directly  from your  investment.
     REDEMPTION  FEE                                                2.00
     EXCHANGE  FEE                                                  2.00

     These fees are charged on  investments  held 180 days
     or  less,   whether   fund  shares  are  redeemed  or
     exchanged for shares of another fund. See "Redemption
     Fees" for more information.

     ANNUAL OPERATING EXPENSES
     (% of average net assets)*
     These are deducted from fund assets,  so you pay them
     indirectly
                 Management Fees                                    1.25
     PLUS:       Distribution (12b-1) Fees                          None
                 Other expenses                                     1.82
     EQUALS:     Total annual operating expenses                    3.07
     MINUS:      Expense Reimbursement                              1.57
     EQUALS:     Net Expenses                                       1.50

     *Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 8/31/2007, so that the total annual operating expenses of the fund are limited to 1.50% of average net assets. NBMI has further contractually agreed to reimburse certain fund expenses through 8/31/2014 so that the total annual operating expenses of the fund during the period from 9/1/2007 to 8/31/2014 are limited to 2.00% of average net assets. These arrangements do not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided the repayment does not cause the fund's annual operating expenses to exceed the expense cap in place when NBMI reimbursed the fund. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

     EXPENSE EXAMPLE

     The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                       1 Year       3 Years       5 Years      10 Years
     Expenses           $153          $474         $931         $2,199

     THE DATE OF THIS SUPPLEMENT IS AUGUST 12, 2004.



                                                    NEUBERGER/BERMAN
                                                    A LEHMAN BROTHERS COMPANY

                                                    NEUBERGER BERMAN MANAGEMENT
                                                    605 Third Avenue 2nd Floor
                                                    New York, NY  10158-0180
                                                    SHAREHOLDER SERVICES
                                                    800.877.9700
                                                    INSTITUTIONAL SERVICES
                                                    800.366.6264

                                                    WWW.NB.COM